UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2018

NAVIGANT CONSULTING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12173	36-4094854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South Wacker Drive, Suite 2100, Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 573-5600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 12, 2018, the Board of Directors (the “Board”) of Navigant Consulting, Inc. (the “Company”) increased the size of the Board from nine to ten directors, and appointed Jeffrey W. Yingling as a director to fill the resulting vacancy until the Company’s 2018 Annual Meeting of Shareholders and until his successor is elected and qualified or until his earlier resignation, retirement or removal. Mr. Yingling will serve on the Audit Committee of the Board. Mr. Yingling will be compensated for his service in the same manner as the Company’s other non-employee directors. For a description of the Company’s director compensation program, see the section titled “Director Compensation” in the Company’s proxy statement for the 2017 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on April 10, 2017.

There are no arrangements or understandings between Mr. Yingling and any other person pursuant to which he was selected as a director of the Company. There are no transactions in which Mr. Yingling has an interest requiring disclosure under Item 404(a) of Regulation S-K. The Board has determined that Mr. Yingling has no material relationship with the Company and is otherwise independent for purposes of the Listed Company Manual of the New York Stock Exchange (“NYSE”) and the Company’s categorical standards for director independence. In addition, the Board has determined that Mr. Yingling meets the NYSE’s financial literacy requirements and satisfies the criteria for being an “audit committee financial expert” as set forth in the applicable rules and regulations of the Securities and Exchange Commission, as promulgated under the Sarbanes-Oxley Act of 2002.

A copy of the press release announcing Mr. Yingling’s appointment as a director of the Company is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated February 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIGANT CONSULTING, INC.

February 12, 2018	By:	/s/ Monica M. Weed
	Name:	Monica M. Weed
	Title:	Executive Vice President, General Counsel and Secretary